                                                                   EXHIBIT 99.7

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

Debtor: Delta Queen Coastal Voyages, L.L.C.          Case Number: 01-10964 (JCA)

                            Monthly Operating Report
                              As of April 30, 2002
                                      And
                            For the Month Then Ended

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

  22-May-02                          Summary Of Bank And Investment Accounts                       Attachment 1
   3:08 PM                            Delta Queen Coastal Voyages, L.L.C.
Summary                                    Case No: 01-10964 (EIK)                                 UNAUDITED
Delta Queen Coastal Voyages, LLC          For Month Of April, 2002

                                        Balances
                             ------------------------------       Receipts &         Bank
                                 Opening          Closing         Disbursements      Statements    Account
Account                      As Of 4/01/02    As Of 4/30/02       Included           Included      Reconciled
-------                      -------------    -------------       --------           --------      ----------
No Bank Or Investment               NA              NA                 NA                NA            NA
Accounts

  22-May-02                            Receipts & Disbursements                                            Attachment 2
   3:10 PM                       Delta Queen Coastal Voyages, L.L.C.
Summary                                 Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages, LLC       For Month Of April, 2002
Attach 2

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

  22-May-02                       Concentration & Investment Account Statements                      Attachment 3
   3:11 PM                             Delta Queen Coastal Voyages, L.L.C.
Summary                                      Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages, LLC             For Month Of April, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 22-MAY-02 13:32:04
INCOME STATEMENT - ATTACHMENT 4                       Page:   1
Current Period: APR-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                              PTD-Actual
                                              30-Apr-02
                                             -----------
Revenue
Gross Revenue                                       0.00
Allowances                                          0.00
                                             -----------
Net Revenue                                         0.00

Operating Expenses
Air                                                 0.00
Hotel                                               0.00
Commissions                                         0.00
Onboard Expenses                                    0.00
Passenger Expenses                                  0.00
Vessel Expenses                                     0.00
Layup/Drydock Expense                               0.00
Vessel Insurance                                    0.00
                                             -----------
Total Operating Expenses                            0.00

                                             -----------
Gross Profit                                        0.00

SG&A Expenses
General and Admin Expenses                        325.00
Sales & Marketing                                   0.00
Start-Up Costs                                      0.00
                                             -----------
Total SG&A Expenses                               325.00

                                             -----------
EBITDA                                           (325.00)

Depreciation                                        0.00

                                             -----------
Operating Income                                 (325.00)

Other Expense/(Income)
Interest Income                                     0.00
Equity in Earnings for Sub                   (116,582.49)
Reorganization expenses                             0.00
                                             -----------
Total Other Expense/(Income)                  116,582.49

                                             -----------
Net Pretax Income/(Loss)                     (116,907.49)

Income Tax Expense                                  0.00

                                              ----------
Net Income/(Loss)                             (116,907.49)
                                              ==========

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:03
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: APR-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                              YTD-Actual             YTD-Actual
                                               30-Apr-02              22-Oct-01
                                            --------------         --------------
ASSETS

Cash and Equivalent                                   0.00                   0.00

Restricted Cash                                       0.00                   0.00

Accounts Receivable                                   0.00                   0.00

Inventories                                           0.00                   0.00

Prepaid Expenses                                      0.00                   0.00

Other Current Assets                                  0.00                   0.00

                                            --------------         --------------
Total Current Assets                                  0.00                   0.00

Fixed Assets                                          0.00                   0.00

Accumulated Depreciation                              0.00                   0.00

                                            --------------         --------------
Net Fixed Assets                                      0.00                   0.00

Net Goodwill                                          0.00                   0.00

Intercompany Due To/From                       (412,107.06)           (411,482.06)

Net Deferred Financing Fees                           0.00                   0.00

Net Investment in Subsidiaries              (13,737,775.62)        (12,652,491.22)

                                            --------------         --------------
Total Other Assets                          (14,149,882.68)        (13,063,973.28)

                                            --------------         --------------
Total Assets                                (14,149,882.68)        (13,063,973.28)
                                            ==============         ==============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:03
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: APR-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                              YTD-Actual             YTD-Actual
                                               30-Apr-02              22-Oct-01
                                            --------------         --------------
LIABILITIES

Accounts Payable                                      0.00                   0.00

Accrued Liabilities                                   0.00                   0.00

Deposits                                              0.00                   0.00

                                            --------------         --------------
Total Current Liabilities                             0.00                   0.00

Long Term Debt                                        0.00                   0.00

Other Long Term Liabilities                  (2,896,625.10)         (2,896,625.10)

                                            --------------         --------------
Total Liabilities                            (2,896,625.10)         (2,896,625.10)

OWNER'S EQUITY

Common Stock                                          0.00                   0.00

Add'l Paid In Capital                                 0.00                   0.00

Current Net Income (Loss)                      (391,613.29)         (6,703,754.04)

Retained Earnings                           (10,861,644.29)         (3,463,594.14)

                                            --------------         --------------
Total Owner's Equity                        (11,253,257.58)        (10,167,348.18)

                                            --------------         --------------
Total Liabilities & Equity                  (14,149,882.68)        (13,063,973.28)
                                            ==============         ==============

Delta Queen Coastal Voyages, LLC                    ATTACHMENT 6                          01-10964 (JCA)
                                      Summary List of Due To/Due From Accounts
                                         For the Month Ended April 30, 2002

                                                           BEGINNING                                                       ENDING
AFFILIATE NAME                           CASE NUMBER        BALANCE               DEBITS               CREDITS             BALANCE
American Classic Voyages Co.             01-10954         (934,299.38)                  --                   --         (934,299.38)
AMCV Cruise Operations, Inc.             01-10967          191,046.38                   --               325.00          190,721.38
The Delta Queen Steamboat Co.            01-10970          467,030.37            61,637.53             9,056.74          519,611.16
Great AQ Steamboat, L.L.C                01-10960         (144,264.37)                  --                   --         (144,264.37)
Great Pacific NW Cruise Line, L.L.C      01-10977         (118,887.26)                  --                   --         (118,887.26)
Great River Cruise Line, L.L.C           01-10963          (18,978.71)                  --                   --          (18,978.71)
Great Ocean Cruise Line, L.L.C           01-10959          (85,950.95)                  --                   --          (85,950.95)
Cape Cod Light, L.L.C                    01-10962          448,697.81             4,496.56            53,330.00          399,864.37
Cape May Light, L.L.C                    01-10961         (216,175.95)           54,560.18            58,307.53         (219,923.30)
                                                          -------------------------------------------------------------------------
                                                          (411,782.06)          120,694.27           121,019.27         (412,107.06)
                                                          =========================================================================

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)

                           Accounts Receivable Aging
                              As of April 30, 2002

                                  Attachment 7

                                 Not Applicable

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)

                            Accounts Payable Detail
                              As of April 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.